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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 193


Date of Report (Date of earliest event reported)           January 22, 1997
                                                --------------------------------

                            UNITED DENTAL CARE, INC.

             (Exact name of registrant as specified in its charter)



           Delaware                    0-26688                   75-2309712
--------------------------------   --------------            -------------------
(State of other jurisdiction of      (Commission                (IRS Employer
        incorporation)              File Number)             Identification No.)



       14755 Preston Road, Suite 300, Dallas, Texas                  75240
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        (Address of principal executive office)                   (Zip Code)



Registrant's telephone number, including area code         (972) 458-7474
                                                   -----------------------------

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         (Former name or former address, if changed since last report)





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                            UNITED DENTAL CARE, INC.
                                    FORM 8-K
                                JANUARY 22, 1997


Item 2.  Acquisition or Disposition of Assets.

       On January 22, 1997, United Dental Care, Inc., a Delaware corporation (the "Company"), completed its previously announced acquisition of United Dental Care, Inc., an Oklahoma corporation ("UDC-OK"). The acquisition was made pursuant to a Stock Purchase Agreement, dated September 10, 1996, between the Company and the principal shareholders of UDC-OK. The Company acquired approximately 99.3% of the outstanding capital stock of UDC-OK, consisting of the shares owned by such principal shareholders and other shares tendered for purchase at the same price by other shareholders.

       UDC-OK, through a subsidiary, operates a prepaid dental plan in the State of Oklahoma. At December 31, 1996, UDC-OK had approximately 95,000 members and for the year ended December 31, 1996, had unaudited total revenues of approximately $5.6 million. As a result of the acquisition, the Company acquired a licensed subsidiary authorized to operate a prepaid dental plan in the State of Oklahoma, a state where the Company was not so licensed prior to the acquisition.

       The aggregate consideration paid by the Company was approximately $7.5 million. The consideration was paid in cash out of the general corporate funds of the Company. The Company intends to acquire the remaining approximately 0.7% of the outstanding capital stock of UDC-OK as soon as practicable.

Item 7.  Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

       Not Applicable

(b)    Pro Forma Financial Information

       Not Applicable

(c)    Exhibits

10.01 Stock Purchase Agreement dated as of September 20, 1996 between United Dental Care, Inc., as Purchaser, and UICI, United Management and Consulting, Inc., United Management and Consulting Retirement Plan and Marie C. Montgomery Revocable Trust U/T/A March 23, 1992, as Sellers. (Incorporated by reference to Exhibit
              10.32 to Form S-1 Registration Statement, No. 333-12425, filed by the Company with the Commission on September 10, 1996).





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       10.02*        First Amendment to Stock Purchase Agreement, dated January
                     22, 1997, between United Dental Care, Inc., as Purchaser, and UICI, United Management and Consulting, Inc., United Management and consulting Retirement Plan and Marie C. Montgomery Revocable Trust U/T/A March 23, 1992, as
                     Sellers (filed herewith).


--------------------

*Filed Herewith



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UNITED DENTAL CARE, INC.



Date:  January 31, 1997                           /s/ MARK E. PAPE
                                           ------------------------------------
                                           Mark E Pape, Senior Vice President
                                                  Chief Financial Officer





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                            UNITED DENTAL CARE, INC.

                               INDEX OF EXHIBITS


Exhibit No.
------------
10.01 Stock Purchase Agreement dated as of September 20, 1996 between United Dental Care, Inc., as Purchaser, and UICI, United Management and Consulting, Inc., United Management and Consulting Retirement Plan and Marie C. Montgomery Revocable Trust U/T/A March 23, 1992, as Sellers. (Incorporated by reference to Exhibit
              10.32 to Form S-1 Registration Statement, No. 333-12425, filed by the Company with the Commission on September 10, 1996).

10.02* First Amendment to Stock Purchase Agreement, dated January 22, 1997, between United Dental Care, Inc., as Purchaser, and UICI, United Management and Consulting, Inc., United Management and consulting Retirement Plan and Marie C. Montgomery Revocable Trust U/T/A March 23, 1992, as Sellers (filed herewith).





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